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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 1999


                      CAMERA PLATFORMS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                           0-14675                        95-4024550
---------------------------------          ------------          ---------------------------------
  (State or other jurisdiction             (Commission           (IRS Employer Identification No.)
of incorporation or organization)          File Number)

                 10909 Vanowen Street, North Hollywood, CA 91605
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              (Address of principal executive offices) (Zip Code)

                                (818) - 623-1700
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address if changed since last report)


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                      CAMERA PLATFORMS INTERNATIONAL, INC.



This report filed on Form 8-KA amends a previous report filed by the Company on Form 8-K dated March 10, 1999 to provide further information.

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         At a meeting held on February 15, 1999, the Board of Directors of the Company authorized Edward D. Carlin, Chairman and CEO of Camera Platforms, International, Inc. to engage Rose, Snyder & Jacobs as its independent auditors for the fiscal year ending December 31, 1998, and for other independent accounting and tax-related services on an ongoing basis, to replace the firm of Grant Thornton LLP, who were dismissed as auditors of the Company. The engagement of Rose, Snyder & Jacobs was effective March 3, 1999. The Board of Directors of the Company does not have a separate audit committee.

         The reports of Grant Thornton LLP on the Company's financial statements for the past two fiscal years ended December 31, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audits of the Company's financial statements for each of the past two fiscal years ended December 31, 1996 and 1997 and the subsequent interim period through March 3, 1999, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Grant Thornton LLP would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement(s) in connection with its report.

         No reportable events as defined in Item 304(a)(1)(v) of Regulation S-K occurred during the Company's two fiscal years ended December 31, 1996 and 1997 and the subsequent interim period through March 3, 1999.

         During the Company's two fiscal years ended December 31, 1996 and 1997 and the subsequent interim period through March 3, 1999, Rose, Synder & Jacobs, the Company's new independent accountants, were not consulted regarding the application of accounting principles to any specified transaction, completed or proposed, or regarding the type of audit opinion that might be rendered on the Company's financial statements, nor were Rose, Snyder & Jacobs consulted regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, nor regarding any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company has requested Grant Thornton LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 22, 1999, is filed as Exhibit 16 to this Form 8-K/A.


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                      CAMERA PLATFORMS INTERNATIONAL, INC.



                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CAMERA PLATFORMS INTERNATIONAL, INC.



                                            /s/ EDWARD D. CARLIN
Date:  March 22, 1999                       -----------------------
                                            Chief Executive Officer


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